CERTIFICATE | Nº | For ________ Shares | Received Certificate No.______ For__________________ Shares | From whom transferred

Issued to____ on ______________, _____ Dated ______________, _____

No. Original Certificate	No. of Original Shares	No. of Shares Transferred

Dated_______________________________, __________

No.	INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA	SHARES

SEE REVERSE SIDE FOR RESTRICTIVE LEGEND

Blue Sun Media, Inc.

TOTAL AUTHORIZED CAPITAL STOCK CONSISTS OF
500,000,000 Shares of Common Stock ($.0001 par value)
20,000,000 Shares of Preferred Stock ($.0001value)

COMMON STOCK

This is to Certify that ______________________________________ **is the owner of** ______________________________________ *fully paid and non-assessable shares of capital stock of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*
Dated

______________________ SECRETARY

______________________ PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ *Shares*
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ *Attorney*
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714
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